Board of Directors and Stockholders
Rupinvest Sarl

INDEPENDENT AUDITOR’S REPORT

We have audited the accompanying balance sheet of Rupinvest SARL (a development stage company) (the “Company”) as of December 31, 2008 and the related statements of operations, stockholders’ equity, and cash flows for the period from inception (August 1, 2008) through December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rupinvest SARL at December 31, 2008, and the results of its operations and its cash flows from inception (August 1, 2008) through December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ Macias Gini & O’Connell LLP
Sacramento, California

September 24, 2009

RUPINVEST SARL
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 2008

Assets
Cash and cash equivalents	$15,318

Total assets	$15,318

Stockholders' equity
Common stock, par value $16; 1,250 shares authorized, issued and outstanding at December 31, 2008	$19,500
Deficit accumulated during development stage	(2,255)
Accumulated other comprehensive loss	(1,927)

Total stockholders’ equity	$15,318

The accompanying notes are an integral part of these financial statements.

RUPINVEST SARL
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FROM INCEPTION (AUGUST 1, 2008) THROUGH DECEMBER 31, 2008

Operating expenses
General and administrative	$2,255
Total operating expenses	2,255

Loss before provision for income tax	(2,255)
Provision for income tax	-
Net loss	$(2,255)

The accompanying notes are an integral part of these financial statements.

RUPINVEST SARL
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
FROM INCEPTION (AUGUST 1, 2008) THROUGH DECEMBER 31, 2008

	Common Stock			Accumulated Other Comprehensive Loss	Deficit Accumulated During Development Stage	Total Stockholders' Equity
	Shares	Price per share	Amount

Balance, August 1, 2008	-	$-	$-	$-	$-	$-

Issuance of common stock August 1, 2008	1,250	15.60	19,500			19,500

Net loss					(2,255)	(2,255)
Foreign currency translations				(1,927)		(1,927)
Total comprehensive loss						(4,182)

Balance, December 31, 2008	1,250	$15.60	$19,500	$(1,927)	$(2,255)	$15,318

The accompanying notes are an integral part of these financial statements.

RUPINVEST SARL
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FROM INCEPTION (AUGUST 1, 2008) THROUGH DECEMBER 31, 2008

Cash flows from operating activities:
Net loss	$(2,255)

Cash used in operating activities	(2,255)

Cash flows from financing activities:
Proceeds from sale of common stock	19,500

Cash provided by financing activities	19,500

Effect of exchange rate on cash	(1,927)

Increase in cash and cash equivalents during the period	15,318
Cash and cash equivalents, beginning of period	-
Cash and cash equivalents, end of period	$15,318

The accompanying notes are an integral part of these financial statements.

RUPINVEST SARL
(A Development Stage Company)
Notes to Financial Statements
From Inception (August 1, 2008) Through December 31, 2008

1.	DESCRIPTION OF BUSINESS

Rupinvest SARL (the “Company”) was incorporated on August 1, 2008.  The Company was established to invest in other enterprises through the acquisition of securities and rights, underwriting business firm purchase or option, and acquiring patents and licenses.  The Company has not received any revenues from the sale of products or services.  Accordingly, through the date of these financial statements, the Company is considered to be in the development stage and the accompanying financial statements represent those of a development stage enterprise.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents — The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

Foreign currency translation — The financial statements of the Company are presented in U.S. dollars and the Company’s functional currency is the Euro. The Company translates assets and liabilities into dollars at the rates of exchange in effect at the balance sheet date.  Revenues and expenses are translated using rates that approximate those in effect during the period.  Accordingly, translation gains or losses are included as a component of accumulated other comprehensive income. Gains and losses resulting from the translation of transactions denominated in foreign currencies are included in income. From inception (August 1, 2008) through December 31, 2008 there were no net foreign currency transaction gains or losses.

Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Income Taxes — The Company follows the liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are determined based on differences between the financial statement and the income tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  The Company expects to maintain a full valuation allowance on the net deferred tax assets until an appropriate level of profitability that generates taxable income is sustained or until we are able to develop tax strategies that would enable us to conclude that it is more likely than not that a portion of the deferred tax assets will be realizable.  Any reversal of valuation allowance will favorably impact our results of operations in the period of the reversal.  For the period from inception (August 1, 2008) through December 31, 2008, tax expense (benefit), was insignificant. At December 31, 2008, there were no significant current or deferred taxes or valuation allowance.

In December 2008, the Financial Accounting Standards Board issued FASB Staff Position (FSP) FIN 48-3, “Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises.” FSP FIN 48-3 permits an entity within its scope to defer the effective date of FASB Interpretation 48 (Interpretation 48), “Accounting for Uncertainty in Income Taxes,” to its annual financial statements for fiscal years beginning after December 15, 2008. The Company has elected to defer the application of Interpretation 48 for the year ended December 31, 2008. The Company evaluates its uncertain tax positions using the provisions of FASB Statement 5, “Accounting for Contingencies.” Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.

RUPINVEST SARL
(A Development Stage Company)
Notes to Financial Statements
From Inception (August 1, 2008) Through December 31, 2008

Comprehensive Loss – Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income,” establishes standards for reporting comprehensive loss and its components in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive loss, as defined, includes all changes in equity (net assets) during the period from non-owner sources. The individual components of comprehensive loss are reflected in the statement of stockholders' equity.

Recently Issued Accounting Pronouncements - In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, SFAS 157 does not require any new fair value measurements, however, for some entities, application of SFAS 157 will change current practice.  SFAS 157 is effective for financial statements issued for the first fiscal year beginning after November 15, 2007 and interim periods within those fiscal years.  In February 2008, FASB issued FASB Staff Position No. 157-2 that defers the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis, to fiscal years beginning after November 15, 2008. In addition, FASB also agreed to exclude from the scope of SFAS 157 fair value measurements made for purposes of applying SFAS No. 13, “Accounting for Leases” and related interpretive accounting pronouncements. The adoption of SFAS 157 for financial assets and liabilities did not have a material effect on the Company’s financial position, results of operations and cash flows.  The Company is assessing the impact of SFAS 157 on its nonfinancial assets and liabilities, but does not expect it to have a material impact on its results of operations, cash flows, or financial position.

In February 2007, FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is effective as of an entity’s first fiscal year that begins after November 15, 2007. The adoption of SFAS 159 did not have a material impact on results of operations, cash flows, or financial position.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS 141(R)”), which requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. SFAS 141(R) is prospectively effective to business combinations for which the acquisition is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The impact of SFAS 141(R) on the Company’s results of operations, cash flows or financial position will be determined in part by the nature and timing of any future acquisitions completed by it.

RUPINVEST SARL
(A Development Stage Company)
Notes to Financial Statements
From Inception (August 1, 2008) Through December 31, 2008

In April 2008, FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP”), which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”).  The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(R) and other accounting principles generally accepted in the United States. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company is currently evaluating the impact of adoption of this FSP and does not expect adoption to have a material impact on results of operations, cash flows, or financial position.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” (“SFAS 160”), which improves the relevance, comparability, and transparency of financial information provided to investors by requiring all entities to report noncontrolling (minority) interests in subsidiaries in the same way as equity consolidated financial statements. Moreover, SFAS 160 eliminates the diversity that currently exists in accounting for transactions between an entity and noncontrolling interests by requiring they be treated as equity transactions. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008; earlier adoption is prohibited.  The Company is assessing the impact of SFAS 160, but does not expect it to have a material impact on its results of operations, cash flows, or financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivatives Instruments and Hedging Activities, an Amendment of FASB Statement No. 133” (“SFAS 161”). SFAS 161 requires enhanced disclosures about a company’s derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company is assessing the impact of SFAS 161, but does not expect it to have a material impact on its results of operations, cash flows, or financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”), which identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States of America (the GAAP hierarchy). SFAS No. 162 is effective as of November 15, 2008.  The adoption of SFAS 162 did not have a material impact on its results of operations, cash flows or financial position.

SFAS 162 was effectively superseded by FASB No. 168, “FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB No. 162,” (“SFAS 168”) which became the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP) on July 1, 2009. The Codification is effective for financial statements that cover interim and annual periods ending after September 15, 2009. The Codification does not change GAAP, but is intended to help find and research GAAP. The Codification is a new structure which takes accounting pronouncements and organizes them into 90 accounting topics. It eliminates the previous levels of U.S. GAAP. The adoption of SFAS 168 is not expected to have a material impact on our financial position, results of operations and cash flows.

In June 2008, the FASB ratified EITF Issue No. 07-5 (“EITF 07-5”) “Determining Whether on Instrument for an Embedded Feature Is Indexed to an Entity’s Own Stock.” EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument’s contingent exercise and settlement provisions.  It also clarifies the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation.  EITF 07-5 is effective for fiscal years beginning after December 31, 2008.  The Company is assessing the impact of EITF 07-5 on its results of operations, cash flows, or financial position.

RUPINVEST SARL
(A Development Stage Company)
Notes to Financial Statements
From Inception (August 1, 2008) Through December 31, 2008

In May 2008, the FASB issued FASB Staff Position No. APB 14-1 (“APB 14-1”) “Accounting for Convertible Instruments That May be Settled in Cash upon Conversion Including Partial Cash Settlement.” FASB Staff Position No. APB 14-1 clarifies that convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) are not addressed by paragraph 12 of APB Opinion No. 14, “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants.”  Additionally, this FSP specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods.  This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008.  The Company is assessing the impact of FSP APB 14-1 on its results of operations, cash flows, or financial position.

3.	SUBSEQUENT EVENTS

On May 15, 2009, the stockholders of the Company reorganized their ownership interests in the Company and ARCO Energy, SRL (Arco), a company controlled by the stockholders of the Company, such that the Company became the parent of Arco. As the Company and Arco were under common control, the transaction has been treated as a reorganization with the assets and liabilities of the Company and Arco continuing to be recorded at their historical costs.

In July 2009, 100% of the issued and outstanding equity ownership of the Company was sold to Premier Power Renewable Energy, Inc. in exchange for (i) a cash payment of 12,500 Euros, (ii) a capital investment of 1,125,000 Euros, and (iii) the potential transfer of up to three million Premier Power Renewable Energy, Inc. shares of common stock, with the number of shares to be transferred, if any, to be calculated based on sales over a three-year period.